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                                                                   EXHIBIT 99.22

[LETTERHEAD OF FIRST USA APPEARS HERE]

                                                 LOGO OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

               _________________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-4
               _________________________________________________

               Monthly Period:                       07/01/97 to
                                                     07/31/97
               Distribution Date:                    08/18/97
               Transfer Date:                        08/17/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                               Class A                5.23180444
                                               Class B                5.40958212
                                               CIA Inv. Amt.          5.93402673


      2. The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount          Class A                5.23180444
                                               Class B                5.40958212
                                               CIA Inv. Amt.          5.93402673
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-4
PAGE 2


      3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                         Class A                            0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00


  B.  Information Regarding the Performance of the Trust.
      --------------------------------------------------

      1. Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                         Class A                  $62,368,506.29
                                         Class B                    5,631,228.00
                                         CIA Inv. Amt.              7,145,284.59
                                                                ----------------
                                         Total                    $75,145,018.88
                                                                ================
      2. Allocation of Finance Charge Receivables.
         ----------------------------------------

         (a)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                         Class A                   $7,482,444.17
                                         Class B                      676,113.66
                                         CIA Inv. Amt.                856,440.56
                                                                ----------------
                                         Total                      9,014,998.39
                                                                ================

         (b)  Principal Funding Investment Proceeds (to
              Class A)                                                       N/A
         (c)  Withdrawals from Reserve Account (to Class A)                  N/A
                                                                ----------------
                Class A Available Funds                            $7,482,444.17
                                                                ================

         (b)  Principal Funding Investment Proceeds (to
              Class B)                                                       N/A
         (c)  Withdrawals from Reserve Account (to Class B)                  N/A
                                                                ----------------
                Class B Available Funds                            $  676,113.66
                                                                ================

         (b)  Prin. Funding Investment Proceeds (to Class CIA)               N/A
         (c)  Withdrawals from Reserve Account (to Class CIA)                N/A
                                                                ----------------
                CIA Available Funds                                $  856,440.56
                                                                ================

         (d)  Total Principal Funding Investment Proceeds                   0.00
         (e)  Earnings on Reserve Account deposits                          0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              SERIES 1997-4
PAGE 3

      3. Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                       $20,950,813,989.19

         (b)  Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)
                                         Class A                  500,000,000.00
                                         Class B                   45,180,000.00
                                         CIA Inv. Amt.             57,230,000.00
                                                                ----------------
                                         Total                    602,410,000.00

         (c)  The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(b)
              above as a percentage of the aggregate amount
              of Principal Receivables as of the Record Date
              set forth in paragraph 3(a) above
                                         Class A                          2.387%
                                         Class B                          0.216%
                                         CIA Inv. Amt.                    0.273%
                                                                ----------------
                                         Total                            2.876%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the
              Revolving Period)
                                         Class A                             N/A
                                         Class B                             N/A
                                         CIA Inv. Amt.                       N/A
                                                                ----------------
                                         Total                               N/A

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                         Class A                             N/A
                                         Class B                             N/A
                                         CIA Inv. Amt.                       N/A
                                                                ----------------
                                         Total                               N/A
      4. Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)  35 - 64 days                                        333,942,932.43
         (b)  65 - 94 days                                        203,212,534.73
         (c)  95 - 124 days                                       165,110,215.98
         (d)  125 - 154 days                                      155,005,903.92
         (e)  155 - 184 days                                      124,415,929.07
         (f)  185 or more days                                     74,265,993.43
                                                                ----------------
                                         Total                  1,055,953,509.56
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1997-4
PAGE 4

      5. Monthly Investor Default Amount.
         -------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during
              the Monthly Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")
                                         Class A                  $ 3,052,615.55
                                         Class B                      275,834.34
                                         CIA Inv. Amt.                349,402.38
                                                                ----------------
                                         Total                    $ 3,677,852.27
                                                                ================

      6. Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the CIA Invested Amount

                                         Class A                          $ 0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00
                                                                ----------------
                                         Total                            $ 0.00
                                                                ================
         (b)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                         Class A                          $ 0.00
                                         Class B                            0.00
                                         CIA Inv. Amt.                      0.00
                                                                ----------------
                                         Total                            $ 0.00
                                                                ================

      7. Investor Servicing Fee.
         ----------------------

         (a)  The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for
              the Monthly Period
                                         Class A                     $625,000.00
                                         Class B                       56,475.00
                                         CIA Inv. Amt.                 71,537.50
                                                                ----------------
                                         Total                        753,012.50
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1997-4
PAGE 5


      8.  Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                         Class B                           $0.00
                                         CIA Inv. Amt.                      0.00
                                                                ----------------
                                         Total                             $0.00
                                                                ================


      9.  CIA Invested Amount
          -------------------

          (a)  The amount of the CIA Invested Amount as of
               the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month
                                                                   57,230,000.00

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect
               of the preceding month
                                                                   57,230,000.00

      10. The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                         Class A                      1.00000000
                                         Class B                      1.00000000


      11. The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              10.63%

      12. The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.98%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-4
PAGE 6


C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1. Accumulation Period
       -------------------
       (a)  Accumulation Period Commencement Date                       04/30/07

       (b)  Accumulation Period length (months)                                1

       (c)  Accumulation Period Factor                                     31.06

       (d)  Required Accumulation Factor Number                            11.00

       (e)  Controlled Accumulation Amount                       $602,410,000.00

       (f)  Minimum Payment Rate (last 12 months)                          9.84%

    2. Principal Funding Account
       -------------------------

       Beginning Balance                                                    0.00
         Plus: Principal Collections for Related Monthly Period
               from Principal Account                                       0.00
         Plus: Interest on Principal Funding Account Balance for
               Related Monthly Period                                        N/A
         Less: Withdrawals to Finance Charge Account                         N/A
         Less: Withdrawals to Distribution Account                          0.00
                                                                ----------------
       Ending Balance                                                      $0.00
                                                                ================

    3. Accumulation Shortfall
       ----------------------

             The Controlled Deposit Amount for the previous
             Monthly Period                                                 N/A

       Less: The amount deposited into the Principal Funding
             Account for the Previous Monthly Period                         N/A
                                                                ----------------
             Accumulation Shortfall                                          N/A
                                                                ================

             Aggregate Accumulation Shortfalls                               N/A
                                                                ================

    4. Principal Funding Investment Shortfall
       --------------------------------------

             Covered Amount                                                  N/A

       Less: Principal Funding Investment Proceeds                           N/A
                                                                ----------------
             Principal Funding Investment Shortfall                          N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1997-4
PAGE 7


  D.  Information Regarding the Reserve Account
      -----------------------------------------

      1. Required Reserve Account Analysis

         (a)  Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                              0.00

         (b)  Required Reserve Account Amount ($)                           0.00

         (c)  Required Reserve Account Balance after effect
              of any transfers on the Related Transfer Date                 0.00

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date                   0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                 N/A

      3. Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the Related Transfer
         Date (1(d) plus 2 above)                                            N/A

      4. The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Monthly
         Period                                                            3.00%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                                FIRST USA BANK
                                as Servicer

                                         By: /s/ Peter W. Atwater
                                             -----------------------------------
                                             Peter W. Atwater
                                             Executive Vice President